SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities exchange Act of 1934



                       Date of Report:  May 4, 1998



                            LG&E ENERGY CORP.
          (Exact name of registrant as specified in its charter)

              Kentucky           1-10568          61 - 1174555
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)



                           220 West Main Street
                              P.O. Box 32030
                           Louisville, KY 40232
                 (Address of principal executive offices)



                              (502) 627-2000
                     (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets.

On May 4, 1998, LG&E Energy Corp., a Kentucky Corporation ("LG&E Energy") merged with KU Energy Corporation, a Kentucky Corporation ("KU Energy") with LG&E Energy as the surviving corporation (the "Merger"). As a result of the Merger, Kentucky Utilities Company, a Kentucky and Virginia corporation, became a wholly-owned public utility subsidiary of LG&E Energy. A copy of the press release regarding the Merger is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the terms of the Agreement and Plan of Merger, dated as of May 20, 1997 (the "Merger Agreement") by and between LG&E Energy and KU Energy, upon the effectiveness of the Merger, each issued and outstanding share of common stock, no par value, of KU Energy, together with associated stock purchase rights, was canceled and converted into 1.67 shares of common stock, without par value, of LG&E Energy common stock, together with associated purchase rights. Any former holder of KU Energy common stock entitled to receive a number of shares of LG&E Energy common stock that includes a fraction is entitled to receive, in lieu of a fractional share, a cash payment in an amount determined by multiplying such fractional share interest by $26.019, which is the average of the last reported sales price, regular way, per share of LG&E Energy common stock on the NYSE Composite Tape for the ten business days prior to and including May 1, 1998.

The Securities and Exchange Commission (the "Commission") issued its order approving the Merger on April 30, 1998. On March 27, 1998, the Federal Energy Regulatory Commission (the "FERC") issued its order approving the Merger. The Commission's order and the FERC's order are filed with this report as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 5.  Other Events.

On April 29, 1998, LG&E Energy announced the appointment of Frederick J. Newton, III, as Senior Vice President - Human Resources and Administration, effective May 15, 1998. A copy of the press release is filed with this report as Exhibit 99.5 and is incorporated herein by reference. Subsequent to the issuance of that news release, the effective date of Mr. Newton's appointment was moved forward to May 1, 1998.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements.

The following documents, which include financial statements as of December 31, 1997 and for each of years in the three year period ended December 31, 1997, previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference:

1. LG&E Energy's Annual Report on Form 10-K for the year ended December 31, 1997; and

2.  KU Energy's Annual Report on Form 10-K for the year ended December 31,
1997.

(b)  Unaudited Pro Forma Combined Financial Statements.

The Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the three years ended December 31, 1997 is filed as part of LG&E Energy Corp.'s Annual Report on Form 10-K for the year ended December 31, 1997, and is incorporated herein by reference. The Unaudited Pro Forma Combined Condensed Consolidated Financial Information includes a pro forma combined condensed balance sheet at December 31, 1997 and pro forma combined condensed statements of income for each of the three years in the three year period ended December 31, 1997. The pro forma combined condensed balance sheet gives effect to the Merger as if it had occurred at December 31, 1997. The pro forma combined condensed statements of income give effect to the Merger as if it had occurred at the beginning of the periods presented.

(c)  Exhibits Filed.

Exhibit
Number            Description

4.1 Copy of LG&E Energy's Amended and Restated Articles of Incorporation as amended and restated on May 4, 1998.

4.2               Copy of LG&E Energy's By-laws as amended through May 4,
                  1998.

99.1              Press Release, dated as of May 4, 1998.

99.2 Unaudited Pro Forma Combined Condensed Consolidated Financial Information (filed as part of LG&E Energy's Annual Report on Form 10-K for the year ended December 31, 1997, and incorporated herein by reference).

99.3 Copy of the Order Authorizing Acquisition of Public Utility Company; Granting Exemption Under Section 3(a)(1), dated April 30, 1998, and issued by the Commission.

99.4 Copy of the FERC order, dated March 27, 1998, approving the Merger (filed as Exhibit D-1.3 to LG&E Energy's Application-Declaration on Form U-1 (File No. 70-09159), as amended on March 31, 1998 by Amendment No. 3 thereto) (incorporated herein by reference).

99.5              Press Release, dated April 20, 1998.


                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
Registrant


Date:  May 4, 1998              /s/ John R. McCall
                                John R. McCall
                                Executive Vice President, General
                                Counsel and Corporate Secretary


                                   - 2 -